SUBORDINATION AGREEMENT

     This Subordination Agreement (this "Agreement") is entered into as of the 23rd day of September, 2005, by and among Cordillera Fund, L.P., a Texas limited partnership ("Cordillera"), and those persons who are named as "Purchasers" pursuant to the Securities Purchase Agreement (as defined below) (the "Purchasers"). It is understood and agreed that for the purposes of this Agreement, Cordillera shall include any other person or entity to whom all or a portion of the Note is transferred, in such person's or entity's capacity as a holder of all or such portion of the Note. It is further understood and agreed that the "Purchasers" and each "Purchaser" shall be deemed to be any successors, assigns or transferees of any Purchaser existing on the date hereof.

                                   BACKGROUND:


     WHEREAS, Consolidated Energy, Inc., a Wyoming corporation ("Maker"), has issued the 6% Senior Secured Convertible Notes Due 2008 (the "Senior Notes") to the Purchasers pursuant to that certain Securities Purchase Agreement dated as of February 22, 2005 (the "Securities Purchase Agreement") among Maker and the Purchasers; and

     WHEREAS, Maker has issued a Promissory Note dated September 23, 2005 to Cordillera in the principal amount of $1,500,000 (the "Note"; defined terms used herein that are not otherwise defined herein shall have the meanings assigned to such terms in the Note):

     NOW, THEREFORE, Cordillera and the Purchasers agree as follows:

                                     TERMS:

     1. The payment of the principal of and interest and any other amount (including fees and expenses) due on the Note, to the extent and in the manner herein set forth, shall be subordinated and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness (including interest accruing after the filing of a petition by or against the Maker under Title 11, United States Code, or any similar federal or state law for the relief of debtors, whether or not allowed as a claim), whether outstanding at the date hereof or hereafter incurred.

     "Senior Indebtedness" shall mean the principal amount of the Senior Notes as of the date hereof and any interest and any fees or expenses owing under the Senior Notes and all obligations of the Maker under the Securities Purchase Agreement, including any interest accruing under such Senior Notes subsequent to the filing of a petition of bankruptcy, whether or not such interest is an allowed claim under applicable law.

     2. In the event and during the continuation of any default in the payment of principal of, premium, if any, or interest or any other payment (including fees and expenses) due under the Senior Indebtedness, then, unless and until such default shall have been cured or waived, no payment or distribution shall be made by or on behalf of the Maker with respect to the principal of or interest or any other payment (including fees and expenses) with respect to the Note. If no such payment default exists and continues or if such payment default is cured or waived, Maker shall make all payments or distributions owing to Cordillera in accordance with the terms of the Note.

     3. In the event and during the continuation of any default (other than a default of any payment due) with respect to the Senior Indebtedness permitting any Purchaser thereunder to accelerate the maturity thereof, then, unless and until such default shall have been cured or waived, no payment or distribution shall be made by or on behalf of the Maker with respect to the principal of or premium, if any, interest or any other payment due with respect to the Note if written notice of such default shall have been given to the Maker by a Purchaser. For purposes of the preceding sentence, "default" shall mean any default or failure to observe or perform any provision of the Securities
Purchase Agreement or the Senior Notes after the giving of notice, the expiration of any grace period, or both, so that the Purchasers are entitled to accelerate the maturity thereof.

     4. Upon any payment by the Maker, or distribution of assets or securities of the Maker of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation or reorganization of the Maker or its property, assets and liabilities, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or payment thereof provided for in cash in accordance with its terms, before any payment is made on account of the principal of or interest or any other amount (including fees and expenses) due on or with respect to the Note; and upon any dissolution, winding-up, liquidation, reorganization, assignment, marshaling or proceedings:

          (a) the Purchasers shall be entitled to receive payment in full in cash of all Senior Indebtedness before Cordillera shall be entitled to receive any payment of principal or interest or any other amounts (including fees and expenses) payable with respect to the Note; and

          (b) any payment by the Maker, or distribution of assets or securities of the Maker of any kind or character, whether in cash, property or securities to which Cordillera would be entitled except for the provisions of this Agreement, shall be paid by Cordillera or any custodian, agent or other person making such payment or distribution, or by any payee, any paying agent or any depositary if received by it on behalf of Cordillera, directly to the Purchasers or their representative or representatives, or the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the Purchasers.

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

     In the event that, notwithstanding the foregoing, any payment by or distribution of assets or securities of the Maker of any kind or character, whether in cash , property or securities, prohibited by the foregoing, shall be received by Cordillera before all such Senior Indebtedness is paid in full in cash, such payment or distribution shall be in held in trust for the benefit of and shall be paid over or delivered to the Purchasers or their representative or representatives, or to the trustee or the trustees under any indenture pursuant to which any instrument evidencing any such Senior Indebtedness may have been issued, as their respective interest may appear, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the Purchasers.

     5. The Purchasers, at any time and from time to time, without the consent of or notice to Cordillera, without incurring responsibility to Cordillera and without impairing or releasing the obligation of Cordillera hereunder to the Purchasers, may: (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, the Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which the Senior Indebtedness is outstanding other than increasing the principal amount outstanding under the Senior Indebtedness (which is not permitted without Cordillera's consent); provided that the accrual or accretion of interest and the accrual of fees and expenses in respect of the Senior Indebtedness shall not be considered an increase in the principal amount of the Senior Indebtedness for purposes of this clause 5(a);
(b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Indebtedness; (c) release any person liable in any manner of the collection or payment of the Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Maker or any other person.

     6. For the purposes of this Agreement,  "payment" of or with respect to the
Note includes any payment, redemption, acquisition, deposit, segregation, retirement, sinking fund payment and defeasance of or with respect to the Note.

     7. No right of any present or future Purchaser to enforce subordination as herein provided at any time in any way shall be prejudiced or impaired by any act on the part of the Maker or by any act or failure to act, in good faith, by any Purchaser, or by any noncompliance by the Maker with the terms, provisions and covenants of the Note, regardless of any knowledge thereof which any such Purchaser may have or otherwise be charged with.

     8. The foregoing provisions constitute a continuing offer to all persons who become, or continue to be, Purchasers; and such provisions are made for the benefit of the Purchasers, and such Purchasers are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions and need not prove reliance thereon.

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

     9.  Notwithstanding  anything  contained in this Agreement to the contrary,
(i) if Maker receives $2,500,000 or more in proceeds from its issuance or sale of any promissory note, capital stock or other security of any nature, whether in one or more issuances or sales, and the Maker pays or has paid all interest that has accrued and is then due and owing under the Senior Indebtedness, then Maker may, and shall, pay in full all amounts owing to Cordillera in accordance with the terms of the Note, irrespective of any other defaults or events of default under the Senior Indebtedness, and (ii) Maker may pay to Cordillera upon demand by Cordillera, the $12,000 provided for in the Note to reimburse
Cordillera for its expenses incurred in connection with the negotiation and preparation of the Note and related documents.

     10. If any action is brought for breach of this Agreement or to enforce any provision of this Agreement, the prevailing party shall be entitled to recover court costs, expenses and reasonable attorneys' fees from the non-prevailing party.

     11. This Agreement (i) may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, (ii) contains the entire understanding of Cordillera and the Purchasers in respect of the subject matter contained in this Agreement, (iii) shall be governed by and construed in accordance with the laws of the State of Kentucky without giving effect to the choice of law provisions thereof, (iv) nor any of the rights, interests or obligations hereunder, can be assigned by any party to this Agreement without the prior written consent of the other parties, and (v) shall be binding upon and inure to the benefit of the parties to this Agreement and their respective legal representatives, successors, heirs and assigns.




                  [Remainder of page intentionally left blank]




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



     IN WITNESS WHEREOF, this Agreement has been made and delivered this 22nd day of September, 2005.


                                   CORDILLERA:

                              CORDILLERA FUND L.P.


                                            By:      ACCF Gen Par, L.P.
                                            Its:     General Partner

                                            By:      Andrew Carter Capital, Inc.
                                            Its:     General Partner


                                            By:
                                            ------------------------------------
                                            James P. Andrew
                                            Its:     Co-CEO



                                            Acknowledged and Agreed to by:

                                            CONSOLIDATED ENERGY, INC.



                                            By:
                                            ------------------------------------
                                            David Guthrie
                                            Its:     Chairman/CEO



Agreed and accepted by the following persons that have executed the attached signature pages:

        PURCHASERS:

           GRYPHON MASTER FUND, L.P.

              By:  Gryphon Partners, L.P., its General Partner

                 By:  Gryphon Management Partners, L.P., its General Partner

                   By:  Gryphon Advisors, L.L.C., its General Partner


                            By:
                               -------------------------------------------------
                                     E.B. Lyon, IV, Authorized Agent


           GSSF MASTER FUND, LP

              By:  Gryphon Special Situations Fund, LP, its General Partner

                 By:  GSSF Management Partners, LP, its General Partner

                   By:  GSSF, LLC, its General Partner


                            By:
                               -------------------------------------------------
                                     E.B. Lyon, IV, Authorized Agent

                     LONESTAR PARTNERS, L.P.

                     By:  Lonestar Capital Management, LLC, its General Partner


                     By:
                     -------------------------------------------------------
                                 ________________, Manager

   WS OPPORTUNITY INTERNATIONAL FUND, LTD.

           By:  WS Ventures Management, L.P., as agent and attorney-in-fact

              By:  WSV Management, LLC, its General Partner


                By:
                   -----------------------------------------------------------
                         Reid S. Walker, Member





        WS OPPORTUNITY FUND (QP), L.P.

           By:  WS Ventures Management, L.P., its General Partner

              By:  WSV Management, LLC, its General Partner


                By:
                                 ---------------------------------------------
                                       Reid S. Walker, Member




                      WS OPPORTUNITY FUND, L.P.

                         By:  WS Ventures Management, L.P., its General Partne

                            By:  WSV Management, LLC, its General Partner


                              By:
                                 ---------------------------------------------
                                       Reid S. Walker, Member

                           RENAISSANCE US GROWTH INVESTMENT TRUST PLC



                           By:
                              --------------------------------------------------
                                    Russell Cleveland, Director



                           BFS US SPECIAL OPPORTUNITIES TRUST PLC



                           By:
                           -----------------------------------------------------
                           Russell Cleveland, Director

                           ENABLE GROWTH PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           -----------------------------------------------------
                           Brendan O'Neil, Principal

                           ENABLE OPPORTUNITY PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           -----------------------------------------------------
                           Brendan O'Neil, Principal

                    GAMMA OPPORTUNITY CAPITAL PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           -----------------------------------------------------
                           Jonathan P. Knight, President/Director

                                    BUSHIDO CAPITAL MASTER FUND, L.P.

                           By:  Bushido Capital Partners, Ltd.,
                           its General Partner


                           By:
                           -----------------------------------------------------
                           Christopher Rossman, Managing Director




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




                                    CORDILLERA FUND, L.P.

                           By: ACCF GenPar, L.P, its General Partner

                           By:  Andrew Carter Capital, Inc., its General Partner

                           By:
                           -----------------------------------------------------
                           James P. Andrew, Co-CEO of Andrew Carter
                           Capital, Inc.

                           NEWGRANGE PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           -----------------------------------------------------
                           Michael Scholten, Managing Partner